UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOLASE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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In connection with the special meeting of stockholders to be held on November 19, 2021, BIOLASE, Inc. is posting various messages on the Internet, with the following headings and other text:

Headings

•	Nasdaq: BIOL — Your Vote Matters

•	Biolase — Vote ASAP -It Matters

•	Own BIOL? Important Vote Coming Up

•	Why is the Biolase Vote important?

•	Own BIOL? Vote on Important Topic

•	Own BIOL? It’s Easy to Vote

•	Learn About Upcoming BIOL Vote

•	Biolase Shareholder Vote

•	BIOL: Every Vote Matters

•	Cast your Biolase SH vote

•	Biolase Shareholder Vote Soon

•	Important BIOL Vote Coming Up

•	Attention BIOL Shareholders

•	Easy to Vote at BIOL SH Mtg

•	Nasdaq: BIOL — Vote Today

•	BIOL Shareholders - Vote Soon

•	Vote at BIolase SH Meeting

•	Own BIOL? Easy ways to Vote

•	BIOL: Convenient Ways to Vote

•	Own BIOL? Cast Critical Vote

Other Text

•	Biolase has an important shareholder vote soon. Own BIOL? Cast your vote today.

•	Attention Biolase shareholders - Cast your vote today & Protect Your Investment

•	Biolase (Nasdaq: BIOL) shareholders are being asked to vote on an important matter

•	Own BIOL? Cast your vote today & Protect Your Investment. We set up easy ways to cast it

•	Attention BIOL shareholders - Cast your vote today & Protect Your Investment

•	Biolase Investor? Cast your vote today and protect your investment. Learn More.